Exhibit 99.1

Omnicom and Interpublic Announce Regulatory Update and Extension of Exchange Offers

NEW YORK, September 30, 2025 – Omnicom Group Inc. (“Omnicom”) (NYSE: OMC) and The Interpublic Group of Companies, Inc. (“IPG”) (NYSE: IPG) today announced that the regulatory approval process for Omnicom’s pending acquisition of IPG continues and has been completed in all required jurisdictions other than Mexico and the European Union. Omnicom and IPG continue to expect that the acquisition will close by December 31, 2025.

Additionally, Omnicom hereby extends the expiration date of its previously announced exchange offers and consent solicitations for IPG’s outstanding notes (as set forth in Appendix A to this press release) from 5:00 p.m., New York City time, on September 30, 2025, to 5:00 p.m., New York City time, on October 31, 2025, unless further extended.

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About Omnicom

Omnicom (NYSE: OMC) is a leading provider of data-inspired, creative marketing and sales solutions. Omnicom’s iconic agency brands are home to the industry’s most innovative communications specialists who are focused on driving intelligent business outcomes for their clients. The company offers a wide range of services in advertising, strategic media planning and buying, precision marketing, retail and digital commerce, branding, experiential, public relations, healthcare marketing and other specialty marketing services to over 5,000 clients in more than 70 countries. For more information, visit www.omnicomgroup.com.

About IPG

IPG (NYSE: IPG) (www.interpublic.com) is a values-based, data-fueled, and creatively driven provider of marketing solutions. Home to some of the world’s best-known and most innovative communications specialists, IPG global brands include Acxiom, Craft, FCB, FutureBrand, Golin, Initiative, IPG Health, IPG Mediabrands, Jack Morton, KINESSO, MAGNA, McCann, Mediahub, Momentum, MRM, MullenLowe Global, Octagon, UM, Weber Shandwick and more.

Contacts
Omnicom Media:	Omnicom Investors:
Joanne Trout	Gregory Lundberg
joanne.trout@omc.com	greg.lundberg@omc.com

IPG Media:	IPG Investors:
Tom Cunningham	Jerry Leshne
tom.cunningham@interpublic.com	jleshne@interpublic.com

FORWARD-LOOKING STATEMENTS

Certain statements in this press release contain forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, Omnicom or IPG or their representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of Omnicom’s and IPG’s management as well as assumptions made by, and information currently available to, Omnicom’s and IPG’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside Omnicom’s and IPG’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include:

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risks relating to the pending merger between Omnicom and IPG, including: that the merger may not be completed in a timely manner or at all, which could result in the termination of the exchange offers and consent solicitations; delays, unanticipated costs or restrictions resulting from regulatory review of the merger, including the risk that Omnicom or IPG may be unable to obtain governmental and regulatory approvals required for the merger, or that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger; uncertainties associated with the merger may cause a loss of both companies’ management personnel and other key employees, and cause disruptions to both companies’ business relationships and a loss of clients; the merger agreement subjects Omnicom and IPG to restrictions on business activities prior to the effective time of the merger; Omnicom and IPG are expected to incur significant costs in connection with the merger and integration; litigation risks relating to the merger; the business and operations of both companies may not be integrated successfully in the expected time frame; the merger may result in a loss of both companies’ clients, service providers, vendors, joint venture participants and other business counterparties; and the combined company may fail to realize all or some of the anticipated benefits of the merger or fail to effectively manage its expanded operations;

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adverse economic conditions and disruptions, including geopolitical events, international hostilities, acts of terrorism, public health crises, inflation or stagflation, tariffs and other trade barriers, central bank interest rate policies in countries that comprise Omnicom’s and IPG’s major markets, labor and supply chain issues affecting the distribution of clients’ products, or a disruption in the credit markets;

•	international, national or local economic conditions that could adversely affect Omnicom, IPG or their respective clients;

•	losses on media purchases and production costs incurred on behalf of clients;

•	reductions in client spending, a slowdown in client payments or a deterioration or disruption in the credit markets;

•	the ability to attract new clients and retain existing clients in the manner anticipated;

•	changes in client marketing and communications services requirements;

•	failure to manage potential conflicts of interest between or among clients;

•	unanticipated changes related to competitive factors in the marketing and communications services industries;

•	unanticipated changes to, or the ability to hire and retain key personnel;

•	currency exchange rate fluctuations;

•	reliance on information technology systems and risks related to cybersecurity incidents;

•	effective management of the risks, challenges and efficiencies presented by utilizing artificial intelligence (AI) technologies and related partnerships;

•	changes in legislation or governmental regulations affecting Omnicom, IPG or their respective clients;

•	risks associated with assumptions made in connection with acquisitions, critical accounting estimates and legal proceedings;

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risks related to international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and an evolving regulatory environment in high-growth markets and developing countries;

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risks related to environmental, social and governance goals and initiatives, including impacts from regulators and other stakeholders, and the impact of factors outside of Omnicom’s and IPG’s respective control on such goals and initiatives;

•	the outcome of the exchange offers and consent solicitations; and

•	other business, financial, operational and legal risks and uncertainties detailed from time to time in Omnicom’s and IPG’s Securities and Exchange Commission (“SEC”) filings.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect Omnicom’s and IPG’s businesses, including those described in Omnicom’s and IPG’s respective Annual Reports on Form 10-K and in other documents filed from time to time with the SEC. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Except to the extent required by applicable law, neither Omnicom nor IPG undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This communication is not intended to and does not constitute an offer to purchase, or the solicitation of an offer to sell, or the solicitation of tenders or consents with respect to any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In the case of the exchange offers and consent solicitations, the exchange offers and consent solicitations are being made solely pursuant to the Statement (as defined in Appendix A) and only to such persons and in such jurisdictions as is permitted under applicable law.

Appendix A

Omnicom hereby extends the expiration date of its previously announced Exchange Offers and Consent Solicitations for the Existing IPG Notes (each as defined below) from 5:00 p.m., New York City time, on September 30, 2025, to 5:00 p.m., New York City time, on October 31, 2025, unless further extended (the “Expiration Date”).

The (A) offers to exchange (each an “Exchange Offer” and, collectively the “Exchange Offers”) any and all outstanding 4.650% Notes due 2028 (the “Existing IPG 2028 Notes”), 4.750% Notes due 2030 (the “Existing IPG 2030 Notes”), 2.400% Notes due 2031 (the “Existing IPG 2031 Notes”), 5.375% Notes due 2033 (the “Existing IPG 2033 Notes”), 3.375% Notes due 2041 (the “Existing IPG 2041 Notes”) and 5.400% Notes due 2048 (the “Existing IPG 2048 Notes” and, together with the Existing IPG 2028 Notes, the Existing IPG 2030 Notes, the Existing IPG 2031 Notes, the Existing IPG 2033 Notes and the Existing IPG 2041 Notes, the “Existing IPG Notes”), each series as issued by IPG, for (1) up to $2,950,000,000 aggregate principal amount of new senior notes to be issued by Omnicom (the “New Omnicom Notes”) and (2) cash; and (B) related solicitations of consents on behalf of IPG (each a “Consent Solicitation” and, collectively, the “Consent Solicitations”) from Eligible Holders (as defined below) of a majority in aggregate principal amount outstanding of each series of Existing IPG Notes, to amend each indenture governing each series of Existing IPG Notes (each an “Existing IPG Indenture” and, collectively, the “Existing IPG Indentures”) are made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement, dated August 11, 2025 (the “Statement”).

As of 5:00 p.m., New York City time, on September 29, 2025, the principal amounts of Existing IPG Notes set forth in the table below had been validly tendered and not validly withdrawn (and consents thereby validly delivered and not validly revoked).

Title of Series of Existing IPG Notes	CUSIP Number of Existing IPG Notes	Title Series of New Omnicom Notes	Aggregate Principal Amount Outstanding	Existing IPG Notes Tendered
				Principal Amount	Percentage
4.650% Notes due 2028	460690BP4	4.650% Senior Notes due 2028	$500,000,000	$449,602,000	89.92%
4.750% Notes due 2030	460690BR0	4.750% Senior Notes due 2030	$650,000,000	$590,399,000	90.83%
2.400% Notes due 2031	460690BT6	2.400% Senior Notes due 2031	$500,000,000	$457,079,000	91.42%
5.375% Notes due 2033	460690BU3	5.375% Senior Notes due 2033	$300,000,000	$276,569,000	92.19%
3.375% Notes due 2041	460690BS8	3.375% Senior Notes due 2041	$500,000,000	$493,860,000	98.77%
5.400% Notes due 2048	460690BQ2	5.400% Senior Notes due 2048	$500,000,000	$491,366,000	98.27%

			$2,950,000,000	$2,758,875,000	93.52%

On the early tender date and consent revocation deadline of August 22, 2025, Omnicom received consents sufficient to amend the respective Existing IPG Indentures to eliminate certain of the covenants, restrictive provisions and events of default from such Existing IPG Indentures (collectively, the “Proposed Amendments”). On August 22, 2025, IPG executed a supplemental indenture (the “New IPG Supplemental Indenture”) to the Existing IPG Indentures in order to effect the Proposed Amendments. The Proposed Amendments included in the New IPG Supplemental Indenture will become operative (i) only upon the settlement date for the Exchange Offers and the Consent Solicitations, which is expected to be within two business days after the Expiration Date and (ii) subject to satisfaction or waiver of certain conditions, including the completion of Omnicom’s pending transaction to acquire IPG contemplated by the Agreement and Plan of Merger, dated as of December 8, 2024 (such transaction, the “Merger”). Omnicom may waive any such condition at any time with respect to an Exchange Offer (other than the condition that the Merger shall have been completed).

The settlement date is expected to be within two business days after the Expiration Date. To the extent the completion of the Merger is not anticipated to occur on or before the Expiration Date, for any reason, Omnicom anticipates further extending the Expiration Date until such time that the Merger has been completed. Any such extension of the Expiration Date will correspondingly extend the settlement date. Omnicom will provide notice of any such extension in advance of the Expiration Date. During any extension of the Expiration Date, all Existing IPG Notes not previously tendered (or validly withdrawn) in an extended Exchange Offer will remain subject to such Exchange Offer and may be accepted for exchange by Omnicom. Following receipt of the requisite consents and the execution of the New IPG Supplemental Indenture on August 22, 2025, consents delivered in the Consent Solicitations with respect to each series of Existing IPG Notes can no longer be revoked.

The regulatory approval process for the Merger is continuing to progress and the companies expect to complete the transaction this year.

The Statement and other documents relating to the Exchange Offers and Consent Solicitations will only be distributed to holders of Existing IPG Notes who complete and return a letter of eligibility certifying that they are (i) “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act of 1933, as amended (“Securities Act”), or (ii) not “U.S. persons” and are outside of the United States within the meaning of Regulation S under the Securities Act and who are “non-U.S. qualified offerees” (as defined in the Statement) (such persons, “Eligible Holders”). Only Eligible Holders are authorized to receive and review the Statement and only Eligible Holders are permitted to tender Existing IPG Notes in the Exchange Offers and deliver consents in the Consent Solicitations. Eligible Holders of Existing IPG Notes who desire to obtain and complete the letter of eligibility and obtain copies of the Statement should call D.F. King & Co., Inc., the Exchange and Information Agent, at (800) 290-6432 (toll-free) or (212) 401-9970 (collect for banks and brokers). Information related to the Exchange Offers and Consent Solicitations, together with any updates, will be available at www.dfking.com/omnicom.

Except as described in this press release and the joint press release issued by Omnicom and IPG on September 9, 2025, all other terms of the Exchange Offers and Consent Solicitations remain unchanged.

Among other risks described in the Statement, the Exchange Offers and Consent Solicitations are expected to result in reduced liquidity for the Existing IPG Notes that are not exchanged, and the Proposed Amendments to the Existing IPG Indenture will reduce protection to remaining holders of Existing IPG Notes. Eligible Holders should refer to the Statement for more details on the risks related to the Exchange Offers and Consent Solicitations.

Omnicom has engaged BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC as lead dealer managers and solicitation agents (the “Lead Dealer Managers”) and each of Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and HSBC Securities (USA) Inc., as co-dealer managers (together, the “Co-Dealer Managers” and together with the Lead Dealer Managers, the “Dealer Managers”) for the Exchange Offers and Consent Solicitations. Please direct questions regarding the Exchange Offers and Consent Solicitations to BofA Securities, Inc. at (888) 292-0070 (toll-free) or (980) 387-3907 (collect for banks and brokers), J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-3554 (collect for banks and brokers) or Wells Fargo Securities, LLC at (866) 309-6316 (toll free) or (332) 214-6330.

The New Omnicom Notes have not been registered under the Securities Act or any state or foreign securities laws, and they may not be offered or sold absent registration except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state and foreign securities laws. The Statement has not been filed with or reviewed by the federal or any state securities commission or regulatory authority of any country, nor has any such commission or authority passed upon the accuracy or adequacy of the Statement. Any representation to the contrary is unlawful and may be a criminal offense.

None of Omnicom, IPG, any of their respective directors or officers, the Dealer Managers or the Exchange and Information Agent, or in each case, any of their respective affiliates, makes any recommendation as to whether or not Eligible Holders should tender or refrain from tendering all or any portion of the Existing IPG Notes in response to the Exchange Offers, or deliver consents in response to the Consent Solicitations. Eligible Holders will need to make their own decision as to whether to tender Existing IPG Notes in the Exchange Offer and participate in the Consent Solicitations and, if so, the principal amount of Existing IPG Notes to tender.